                              EX-10.18
                              Indenture


                        BALLOON MORTGAGE

THIS MORTGAGE made the twenty fourth day of MAY nineteen hundred and eighty eight

BETWEEN

PURO CORPORATION OF AMERICA, a domestic corporation, having its principal place of business at 56-45 58th Street, Maspeth, New York designated as the BORROWER (Mortgagor), and

                  MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION

organized AND EXISTING UNDER THE LAWS OF THE United States of America located at 69th Street and Grand Avenue, Maspeth, New York, designated as the LENDER (Mortgagee).

IT IS AGREED, that to secure the payment of the indebtedness of ONE HUNDRED NINETY THOUSAND FOUR HUNDRED SIXTY & 15/100--------- ($190,460.15) U.S. Dollars with interest as stated in the bond or note dazed this day, the BORROWER hereby mortgages to the LENDER, its successors and assigns forever:

ALL THAT certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 56th Drive (Perry Avenue) with the easterly side of 58th Street (Betts Avenue);

RUNNING THENCE easterly along the northerly side of 56th Drive, 232 feet 6 inches;

THENCE northerly parallel with 58th Street 129 feet;

THENCE westerly parallel with 56th Drive and part of the distance through a party wall, 232 feet 6 inches to the easterly side of 58th Street;

THENCE southerly along the easterly side of 58th Street 129 feet to the corner at the point or place of BEGINNING.

SAID PREMISES being known as and by the street number 56-45 58th Street, Maspeth, New York.

The real property is not principally improved or to be improved by one or more structures containing in the aggregate more than six residential dwelling units, each dwelling unit having its own separate cooking facilities.



TOGETHER with all the right, title and interest of the BORROWER of, in and to strips and gores of land under water, adjacent to or adjoining said premises and to the land lying in the bed of any street, road, avenue, lane or right-of-way as they now exist or formerly existed, included in, in front of, or adjoining the premises. TOGETHER with the fixtures easements, riparian rights and appurtenances and all the estate and rights of the BORROWER in and to the premises and all replacements thereof and additions thereto, all of which shall be deemed to be and remain and form a part of the realty and are covered by the lien of this mortgage. TOGETHER also with any and all award and awards previously made and in the future to be made by County, Municipal or State authorities to the present and all subsequent owners of the premises described in this mortgage, including any award or awards for any change or changes of grade of streets affecting said premises, which said award and awards are hereby assigned to the said LENDER, to be applied toward the payment of the amount owing on account of this mortgage and its accompanying bond, even though the amount owing on account of this mortgage and said bond may not be then due and payable.

                       THE BORROWER PROMISES AS FOLLOWS:

1. PAYMENT OF THE MORTGAGE

     That the BORROWER will pay to the LENDER, when due, principal and interest under the bond; late charges and prepayment charges, as stated in the bond, having the same date as this mortgage.

2. FIRE AND HAZARD INSURANCE

     (A) That the borrower will keep the buildings on the premises insured against loss by fire for the benefit of the LENDER; that he will assign and deliver the policies to the LENDER; and that he will reimburse the LENDER for any premiums paid for insurance made by the LENDER because of BORROWER'S failure to insure the buildings or to assign and deliver the policies.

     (B) The BORROWER further agrees to keep the buildings insured against loss by fire and other hazards, casualties and contingencies, including extended coverage, for the benefit of the LENDER, in such amounts and for such periods as the LENDER may require, and the rights of the LENDER on failure of the BORROWER to supply any such insurance shall be the same as provided in the Real Property Law ss. 254(4).

3. MONTHLY PAYMENTS FOR TAXES AND INSURANCE

     That in addition to the regular minimum monthly payment of principal and interest, as required to be paid under the bond secured by this mortgage, the BORROWER will also make monthly payments, as required by the bond for taxes, water rates, sewer rental tax charge and fire insurance with extended coverage, as these monthly payments will be estimated and required by the LENDER. The LENDER may at any time waive any or all of the tax, water, sewer rental tax or insurance payments to it and require the BORROWER to make these payments.

4. LENDER'S RIGHTS IF BORROWER FAILS TO KEEP PROMISES

     That the whole of said principal sum and interest shall become due at the option of the LENDER, after default in the payment of any monthly installment of principal and interest and tax reserve for FIFTEEN (15) days, or after default in the payment of any tax, water rate or assessment for FIFTEEN (15) days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the LENDER for premiums paid on such insurance, as stated in paragraphs 2(A)(B) and 3; or after default upon request in furnishing a statement on the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as stated in paragraph 16(C).

5. APPOINTMENT OF RECEIVER

     That the holder of this mortgage in any action to foreclose it, shall be entitled to the appointment of a Receiver, without regard to the adequacy of any security for the debt, WITHOUT notice to the BORROWER.

6. LENDER'S RIGHT TO PROTECT PROPERTY

     (A) That the BORROWER will pay all taxes, water rates, assessments, insurance premiums and/or similar charges affecting the mortgaged premises, and if BORROWER fails to pay these, the LENDER may pay the same, and add the amount so paid to the unpaid balance of the mortgage debt. (B) That if the mortgaged premises shall be abandoned by the BORROWER or any successors in title, the LENDER shall be entitled to enter upon and take possession of the mortgaged premises to protect and conserve its security.

7. LENDER'S RIGHT TO RENTAL PAYMENTS

     That in the event of a default in the payment of any monthly installment under this mortgage, or in the bond secured by this mortgage, the LENDER shall have the right to receive and collect any and all rents derived from the property subject to this mortgage, and to apply such rents in the same manner as provided in the bond bearing the same date as this mortgage, for the application of such monthly installments. The BORROWER assigns the rents to the LENDER and designates the LENDER, BORROWER'S agent, to effect the collection of rents. The BORROWER ratifies and affirms any and all acts of the LENDER in undertaking to effect the collection of rents.

8. ADDITIONAL RIGHTS OF LENDER UPON DEFAULT

     That in the event of any default (in addition to any other rights and remedies) the LENDER shall have the right IMMEDIATELY upon demand, to enter upon and take possession of the mortgaged premises and to receive and collect any and all rents derived from the mortgaged property and to apply the rents in the same manner as in this mortgage for the application of monthly installments or carrying charges. If the BORROWER or any subsequent owner is occupying said premises or any part of the premises, it is agreed that a reasonable occupational rental for the premises so occupied shall be paid monthly in advance by the occupant to the LENDER. And the BORROWER consents to the above entry and possession and assigns said rents and rental to the LENDER, and designates the LENDER, BORROWER'S agent, to effect the collection of such rents and rental. The BORROWER ratifies and affirms any and all acts of the LENDER in making entry and taking possession of the premises and in undertaking to effect the collection of rents.

9. DEFENSE OF MORTGAGE LIEN

     That if any action or proceeding be commenced by any person other than the LENDER, to which action or proceeding the LENDER is made a party, or in which it becomes necessary to defend or uphold the lien of this mortgage, all sums paid by the LENDER for the expenses of any such litigation to prosecute or defend the rights and lien created by this mortgage (including reasonable counsel fees) shall be paid by the BORROWER, together with interest thereon, at the rate of SIX PERCENT (6%) per year, and any such sum and interest shall be a lien on the premises described in this mortgage, prior to any right, title or interest in or claim upon the premises attaching or accruing subsequent to the lien of this mortgage, and shall be added to the principal amount intended to be secured by this mortgage and the accompanying bond.

10. LENDER'S RIGHT TO INSPECT PROPERTY

     That the LENDER and any persons authorized by the LENDER shall have the right to enter and inspect the premises at all reasonable times.

11. UPKEEP OF THE PROPERTY

     (A) That no buildings, fixtures or personal property covered by this mortgage shall be removed or demolished without the written consent of the LENDER. (B) That the BORROWER agrees to maintain the buildings on the premises covered by the mortgage in reasonably good repair and not to permit the premises to substantially depreciate in value because of neglect or otherwise, and further agrees to comply with the requirements of any public authority within THREE MONTHS after an order making such requirement has been issued by any Municipal, State, Federal or other public authority. That the principal sum remaining unpaid shall become due at the option of the LENDER upon BORROWER'S failure to comply with any of the agreements contained in this paragraph.

12. MODIFICATION OF MORTGAGE

     The terms of payment of this mortgage and of the bond accompanying this mortgage may be mutually modified by the parties to this mortgage or their successors in interest and any and every other mortgage or lien now or in the future placed on the premises covered by this mortgage shall be subject and subordinate at all times to the lien of this mortgage as so modified.

13. TITLE TO THE PROPERTY

     That the BORROWER warrants the title to the mortgaged premises. This means that BORROWER will be fully responsible for any losses which LENDER suffers because someone other than BORROWER has some of the rights in the property which BORROWER promises to have.

14. SALE OF THE PREMISES

     In the event of a transfer of title of the premises described in this mortgage from the BORROWER or any subsequent owner to any other party, the LENDER or its assigns shall have the option to declare the entire unpaid principal sum and accrued interest due and payable.

15. OBLIGATION OF BORROWER AND BORROWER'S SUCCESSORS

     That upon any transfer of the title to the premises described in this mortgage, the successor in title of the BORROWER shall, by accepting such transfer IMMEDIATELY become a member of the LENDER (Association) and be bound by the terms and provisions of its charter and by-laws. And should any subsequent owner refuse on demand to subscribe to the Association's charter and by-laws, the LENDER may at its option, IMMEDIATELY declare the full balance of the principal sum secured by this mortgage to be due in like manner, as provided in paragraph 4, for default in the payment of the monthly installments.

16. NOTICES AND ANNUAL STATEMENT

     (A) That any notice, demand or request, provided for in this mortgage, may be made in writing and may be served in person or by mail. (B) The BORROWER will furnish annually to the LENDER within TEN (10) days after written demand, a statement in writing verified by the BORROWER or officer of the BORROWER if requested setting forth in detail all income received from the mortgaged premises as well as all expenses and expenditures in connection therewith, together with a certified rent roll showing all rents of the mortgaged premises as of the date of the statement, such instruments to be prepared in accordance with the usual accounting practices for real estate in the City of New York, and in such form as may be required by the LENDER. (C) That the BORROWER within FIVE
(5) DAYS upon request in person or within TEN (10) DAYS upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

17. PARTIES

     (A) That if more than one party joins in the execution of this instrument, the covenants and agreements contained in this mortgage shall be their joint and several obligations and the relative words contained in this mortgage shall read as if written in the plural. (B) That, if the BORROWER is a corporation, the execution of this mortgage has been duly authorized by a resolution adopted by the board of directors of said corporation; and/or has been consented to and authorized by its stockholders.

18. CONTINUITY OF AGREEMENTS

     This agreement shall bind and apply to the parties to this mortgage and their respective heirs, executors, administrators, successors and assigns.

19. LIEN LAW AGREEMENTS

     The BORROWER will receive all amounts lent by LENDER subject to the trust fund provisions of Section 13 of the New York Lien Law. This means that if, on the date this mortgage is recorded in the proper official records, construction or other work on any building or other improvement located on the property has not been completed for at least FOUR (4) months, the BORROWER will: (a) hold all amounts which BORROWER receives and which BORROWER has a right to receive from LENDER under the bond, as a "trust fund"; and (b) use those amounts to pay for that construction or work before BORROWER uses them for any other purpose. The fact that BORROWER is holding those amounts as a "trust fund" means that BORROWER has a special responsibility under the law to use the amounts in the manner described in this paragraph 19.

20. APPLICATION OF RPL ss. 254 TO MORTGAGE

     Nothing contained in this mortgage shall be construed as depriving the LENDER of any right or advantage available under Section 254 of the Real Property Law of the State of New York; but all agreements contained in this mortgage differing from Section 254 of the Real Property Law shall be construed as conferring additional and not substitute rights and advantages.

21. SERVICEMEN'S READJUSTMENT ACT

     That, if the indebtedness secured hereby to be guaranteed or insured under the Servicemen's Readjustment Act, as amended, such Act and Regulations issued thereunder and in effect on the date hereof shall govern the rights, duties and liabilities of the parties hereto, and any provisions of this or other instruments executed in connection with said indebtedness which are inconsistent with said Act or Regulations are hereby amended to conform thereto.

22. RULES AND REGULATIONS

     The Maspeth Federal Savings and Loan Association exists under the laws of the United States and the rules and regulations of the Federal Home Loan Bank Board and under charter and by-laws approved by said Federal Home Loan Bank Board and it is expressly agreed that these regulations, rules, charter and by-laws as they now are and as they may hereafter be amended are a part of this agreement and that the BORROWER agrees to abide by them and hereby subscribed thereto.

23. TYPE OF MORTGAGE

     This is not a Purchase Money Mortgage.

24. INTERPRETATION OF TERMS

     Wherever the word BOND is used herein, the same shall also mean NOTE in the event that this mortgage secures a NOTE.

25. CAPTIONS

     The captions and titles of this mortgage are for convenience only. They may not be used to interpret or to define the terms of this mortgage.

     By signing this mortgage I agree to all of the above.

     In presence of:                   PURO CORPORATION OF AMERICA

                                       By: /s/ Robert Lee Bachrach
                                           -------------------------------------
                                           President
                                           -------------------------------------

                                           -------------------------------------

STATE OF NEW YORK
COUNTY OF QUEENS   }ss:

On the __________________ day of ____________ 19__, before me came
____________________ to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.


STATE OF NEW YORK
COUNTY OF QUEENS   }ss:

On the __________________ day of ____________ 19__, before me came
____________________ to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.


STATE OF NEW YORK
COUNTY OF QUEENS   }ss:

On this 24th day of May nineteen hundred eighty-eight before me personally came ROBERT LEE BACHRACH to me known, who, being by me duly sworn, did depose and say that he resides at 190 East 72nd Street, New York, NY that he is the President of PURO CORPORATION OF AMERICA the corporation described in, and which executed, the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                Loan No. 100447

                                    MORTGAGE

                        ================================
                        PURO CORPORATION OF AMERICA

                                       TO
                                    MASPETH
                                FEDERAL SAVINGS
                              AND LOAN ASSOCIATION

                        ================================

                        DATED, May 24, 1988

                        ---------------------------------
                        Amount, $190,460.15

                        =================================
                        Block 2664, Lot 1
                        Tax Map of the County of Queens


                       ----------------------------------
                             Record and Return to:
                       ----------------------------------
                                 MASONE & WHITE
                                   Attorneys
                               69-34 Grand Avenue
                            Maspeth, New York 11378

                       ----------------------------------

                                      BOND

1.   BORROWER'S PROMISE TO PAY

     That, PURO CORPORATION OF AMERICA, a domestic corporation, having its principal place of business at 56-45 58th Street, Maspeth, New York member(s) of the association and designated as the BORROWER(S) acknowledge(s) to be indebted to the

                  MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION

     a savings and loan association, organized and existing under the laws of the United States of America, having its office at 69th Street and Grand Avenue, Maspeth, Queens County, New York and designated as the LENDER, in the sum of ONE HUNDRED NINETY THOUSAND FOUR HUNDRED SIXTY & 15/100 ($190,460.15) Dollars which sum with interest on unpaid balance of principal, at the rate of ELEVEN & ONE-HALF (11 1/2%) percent per year from the date of this bond, the BORROWER does promise to pay to the LENDER, its successors or assigns.

2.   PAYMENTS ON DEMAND

3.   ADDITIONAL MONTHLY CHARGES

     (A) That in addition to the minimum monthly payment of principal and interest, the LENDER may at its option, have the BORROWER pay to the LENDER, at the time of the monthly payments of principal and interest, one-twelfth (1/12) of the total annual taxes, water rates, sewer rental tax and fire insurance premiums including the charge for extended coverage, as estimated and required by the LENDER.

     (B) If LENDER fails to exercise this option, and LENDER pays any of the above mentioned taxes, rates or premiums, such payments or advances shall be added to and become part of the unpaid balance.

     (C) If at any time the monthly payment is found insufficient in the opinion of the LENDER, to fully pay the taxes, water charges, sewer rental tax, fire insurance premiums including the extended coverage charge or tax reserve, the BORROWER agrees to pay such deficiency IMMEDIATELY upon demand. If BORROWER does NOT pay within FIFTEEN (15) days after demand, the whole of the principal sum remaining due and unpaid with accrued interest, shall, at the option of the LENDER IMMEDIATELY become due and payable. Any other future real estate tax or additional real estate tax that may become a lien on the property, described in the mortgage securing this bond, may be paid and apportioned in monthly payments by the LENDER in the same manner as provided for above.

     (D) That the LENDER may, at any time, waive the monthly payment to it for taxes and/or water rates, sewer rental tax and/or fire insurance premiums including extended coverage or either of them and in the event of such waiver, such charge shall be paid by the BORROWERS and proof that these payments have been made shall be furnished to the LENDER.

4.   PREPAYMENT

     That the BORROWER has the right to prepay the entire amount due on this obligation, or any part thereof, provided, however, that when the amount prepaid in any one (1) year exceeds TWENTY PERCENT (20%) of the original amount of this mortgage loan, then the BORROWER shall pay in addition to such balance, a sum equivalent to NINETY (90) days interest on the amount prepaid over TWENTY PERCENT (20%).

5.   DEFAULT

     That the whole of the principal sum and interest remaining unpaid shall become due IMMEDIATELY, at the option of the LENDER, its successors or assigns, after default in the payment of any monthly installment described above for FIFTEEN (15) days, or after default in the payment of any taxes, water rates, assessments, insurance premiums and/or similar charges affecting the mortgaged premises for FIFTEEN (15) days, or upon the happening of any event by which, under the terms of the mortgage having the same date as this bond, the said principal sum may or shall become due and payable.

6.   MORTGAGE

     That ALL the covenants and agreements made by the BORROWER in the mortgage having the same date as this bond and covering the described premises are made part of this bond.

7.   NOTICE

     That the BORROWER will give IMMEDIATE written notice to the LENDER of any damage, from whatever cause, to the mortgaged premises, or of any conveyance, transfer, or change of ownership thereof.

8.   MASPETH FEDERAL CHARTER AND BY-LAWS

     (A) That the BORROWER hereby becomes a member of the LENDER (Association) and the BORROWER hereby agrees to abide by the terms and provisions of LENDER'S charter and by-laws as they are now and as they may be hereafter revised, altered or amended.

     (B) The Association exists under the laws of the United States and the rules and regulations of the Federal Home Loan Bank Board and under charter and by-laws approved by said Federal Home Loan Bank Board and it is expressly agreed that these regulations, rules, charter and by-laws as they now are and as they may hereafter be amended are a part of this agreement and that the BORROWER agrees to abide by them and hereby subscribes thereto.

9.   VA LOAN

     If this bond and the mortgage collateral thereto are executed by a Veteran as defined by the Servicemen's Readjustment Act of 1944 and provided the payment of the within obligation is guaranteed or insured under the provisions of said Servicemen's Readjustment Act, to the LENDER, then and in that event any of the foregoing provisions of this bond and said mortgage to the contrary notwithstanding, the maximum rate of interest to be paid by said Veteran at all times and in every event shall not exceed ( %) percent per year, and said Veteran shall have the privilege of paying off this obligation at any time with interest to date of payment and without any prepayment penalty; furthermore, if any of the provisions of this bond and said mortgage conflict with or differ from the provisions of Title III of said Act and any amendments thereto or any Regulation or Rule promulgated thereunder, then and in that event it is mutually agreed that the provisions of such Act, Rule or Regulation shall prevail, and any provisions in this bond and said mortgage in conflict therewith shall be deemed amended to conform to the provisions of said Act, Rule or Regulation.

10.  LATE CHARGES

     The BORROWER further agrees that in the event any monthly payment of interest, principal, taxes, assessments, insurance, water rates, or any of the, due to be paid to the LENDER on the first day of any month, is not paid to it during the first FIFTEEN (15) days of each month, the BORROWER will, at the option of the LENDER, pay to it a "late charge" of SIX PERCENT (6%) of the overdue payment, to cover the expense involved in handling delinquent payments, and that such "late charge" may be collected by the LENDER out of any future payment or any moneys held in the mortgage escrow account.

11.  HANDLING CHARGE

     In addition to the payments described above, the BORROWER shall pay the LENDER, annually, the sum of $10.00 to defray part of the expense incidental to handling the payment of taxes covering the mortgaged premises including yearly report of the tax status.

12.  RETURNED CHECKS

     That in the event any of the BORROWER'S checks for payments of this mortgage are returned due to insufficient funds, the LENDER shall have the right to impose a $5.00 charge to cover the cost of the additional bookkeeping and other work involved in processing the payment. This charge may be collected by the LENDER out of any future payment or any moneys held in the mortgage escrow account.

13.  RESPONSIBILITY OF PARTIES UNDER THIS BOND

     (A) That the BORROWER will give IMMEDIATE written notice to the LENDER of any damage, from whatever cause, to the mortgaged premises, or of any conveyance, transfer or change of ownership thereof.

     (B) That if more than one party joins the execution of this instrument, the covenants and agreements contained in this bond shall be their joint and several obligations, and the relative words contained in the bond shall read as if written in the plural.

     SIGNED AND SEALED this twenty fourth day of May nineteen hundred and eighty-eight

     In presence of:                   PURO CORPORATION OF AMERICAN

                                    By: /s/ Robert Lee Bachrach
                                        ----------------------------------------
                                        President

                                        ----------------------------------------

                                        ----------------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF QUEENS    )

     On the [illegible] day of __________ 19__, before me came
________________________________ to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.


STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF QUEENS    )

     On the ______________ day of __________ 19__, before me came
________________________________ to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.


SATE OF NEW YORK
COUNTY OF QUEENS

     On this 24th day of May nineteen hundred eighty-eight before me personally came ROBERT LEE BACHRACH to me known, who, being by me duly sworn, did depose and say that he resides at 190 East 72nd Street, New York, NY that he is the President of PURO CORPORATION OF AMERICA the corporation described in, and which executed, the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                        Loan No. 10047

                                      BOND

                        ================================

                        PURO CORPORATION OF AMERICA

                                       TO
                                    MASPETH
                                FEDERAL SAVINGS
                              AND LOAN ASSOCIATION
                        ================================

                        Dated, May 24, 1988

                        --------------------------------

                        Amount, $190,460.15

                        ================================


                       ----------------------------------
                             Record and Return To:
                       ----------------------------------

                                 Masone & White
                                   Attorneys
                               69-34 Grand Avenue
                            Maspeth, New York 11378

                       ----------------------------------

                 BALLOON CONSOLIDATION AND EXTENSION AGREEMENT

AGREEMENT made the 24th day of May nineteen hundred and eighty-eight BETWEEN MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION, a savings and loan association organized and existing under the laws of the UNITED STATES OF AMERICA, having its principal office at 56-18 69th Street, Maspeth, Queens County, New York, hereinafter designated as the party of the first part, and

PURO CORPORATION OF AMERICA, a domestic corporation, having its principal place of business at 56-45 58th Street, Maspeth, New York hereinafter designated as the party of the second part, WITNESSETH: whereas, the party of the first part is the holder of the following mortgages and of the bonds or notes secured thereby:

     MORTGAGE dated the 9th day of July 1985 made by PURO CORPORATION OF AMERICA to MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION in the principal sum of $800,000.00 and recorded in the office of the Register of the County of Queens on Reel 1892 Page 121;

     MORTGAGE dated the 19th day of March 1987 made by PURO CORPORATION OF AMERICA to MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION in the principal sum of $115,006.85 and recorded in the office of the Register of the County of Queens in Reel 2333, page 917;

     WHICH TWO MORTGAGES were consolidated by Agreement dated March 19, 1987 and recorded on Reel 2333 page 921 to form one single lien of $900,000.00, upon which there is due and owing the sum of $884,539.85.

     MORTGAGE dated the 24th day of May 1988 made by PURO CORPORATION OF AMERICA to MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION in the principal sum of $190,460.15 and intended to be recorded in the Office of the Register of the County of Queens simultaneously herewith.

     WHEREAS, the party of the first part, the holder of said bonds or notes and mortgages and the party of the second part, the owner in fee simple of the property hereinafter described, have mutually agreed to consolidate said bonds or notes and to consolidate and co-ordinate the liens of said mortgages and to modify the terms thereof in the manner hereinafter appearing.

     Now, THEREFORE, in pursuance of said agreement and in consideration of the sum of One Dollar and other valuable consideration each to each other in hand paid, receipt whereof is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

     That the lien of the three mortgages hereinabove mentioned hereby are consolidated and co-ordinated so that together they shall hereafter constitute in law but one first mortgage, a single lien, securing the principal sum of ONE MILLION SEVENTY-FIVE THOUSAND AND NO/100 ($1,075,000.00) Dollars and the said bonds or notes and mortgages as so consolidated and co-ordinated shall be deemed to be one bond or note and one and the said bonds or notes and mortgages as so consolidated and co-ordinated shall be deemed to be one bond or note and one mortgage with the same effect as if the party of the first part was the holder of a single bond or note and a single mortgage.

     And the parties hereto agree that the principal indebtedness secured by said consolidated bond or note and mortgage is herewith extended and modified:

     PROVIDED the party of the second part shall pay to the party of the first part the balance due on said bond or note and mortgage to wit; ONE MILLION SEVENTY-FIVE THOUSAND AND NO/100 ($1,075,000.00) Dollars by the payment of not less than ELEVEN THOUSAND FOUR HUNDRED SIXTY-FIVE & NO/100 ($11,465.00) Dollars on the first day of the ensuing month from the date hereof, and on the first day of each and every month thereafter, until May 1, 1998 when the entire unpaid balance of principal with accrued interest at the rate of ELEVEN & ONE-HALF
(11 1/2%) per cent per annum computed on a monthly basis shall be due and payable, and further

     PROVIDED that said monthly payments of ELEVEN THOUSAND FOUR HUNDRED SIXTY-FIVE & NO/100 ($11,465.00) Dollars may be applied by the party of the first part, FIRST, to the payment of interest, and SECOND, towards the payment of the principal sum remaining unpaid. Interest for each month shall be added to the unpaid balance on the first day of each month at the rate of one-twelfth (1/12) of the annual interest and shall be calculated upon the unpaid balance due as of the last day of the preceding month.

     IT IS AGREED AND UNDERSTOOD that all fixtures and articles of personal property, including but not limited to steam and hot water boilers, pipes, radiators, bathtubs, water closets, refrigerators, gas and electric fixtures and heating plants, ranges, plumbing and bathroom fixtures, air conditioning and sprinkler systems, wash tubs, sinks, stoves, awnings, screens, storm windows and storm door, elevators, motors, dynamos, kitchen, cabinets, incinerators and all other equipment and machinery, appliances, fittings and fixtures of every kind together with any and all replacements thereof and additions thereto, and all other furnishings, if any are in the building erected upon the premises now or hereafter attached to, or used in connection with the premises, all of which shall be deemed to be and remain and form a part of the realty and are covered by the lien of this mortgage.

     TOGETHER also with any and all award and awards hereto made and hereinafter to be made by County, Municipal or State authorities to the present and all subsequent owners of the premises herein described including any award or awards for any change or changes of grade of streets affecting said premises, which said award and awards are hereby assigned to the said party of the first part, to be applied toward the payment of the amount owning on account of said mortgage and its accompanying bond or note notwithstanding the fact that the amount owing on account of said mortgage and said bond or note may not be then due and payable.

     AND the party of the second part, in consideration of the above extension and of one dollar paid by said party of the first part, and other valuable consideration, the receipt whereof is hereby acknowledged, does hereby covenant to pay said principal sum and interest as above set forth and to comply with the other terms of said bond or note and mortgage; and the party of the second part covenants that the principal and the interest hereby agrees to be paid, shall be a lien on the mortgaged premises and be secured by said bond or note and mortgage, and that when the terms of the mortgages described above and bonds or notes secured thereby, in any conflict with the terms of this agreement, the terms and provisions of this agreement shall prevail.

AND THE PARTY OF THE SECOND PART COVENANTS WITH THE PARTY OF THE FIRST PART AS
FOLLOWS:

1.   PROMISE TO PAY

     The party of the second part will pay the indebtedness as hereinbefore provided.

2.   ESCROW

     In addition to the minimum monthly payment of principal and interest, payable as hereinbefore provided, the party of the second part will pay to the party of the first part, at the time of said monthly payments of principal and interest, one-twelfth of the total annual taxes, water rates, sewer rental tax and fire insurance premiums with extended coverage upon the mortgaged premises as estimated and required by the party of the first part. If at any time the aforesaid monthly sum is found insufficient to fully pay said taxes, water charges, sewer rental tax and fire insurance premiums and extended coverage charge or tax reserve in the opinion of the party of the first part is insufficient, the party of the second part agrees to pay such deficiency immediately upon demand, in default whereof for fifteen days after demand the whole of the principal sum remaining due and unpaid with accrued interest shall, at the option of the party of the first part, immediately become due and payable. The party of the first part may, at any time, waive the monthly payment to it for taxes and/or water and/or fire insurance premiums or either of them; and in the event of such waiver, such charges shall be paid by the party of the second part and proof of payment thereof shall be furnished to the party of the first part.

3.   PREPAYMENT

     The party of the second part shall have the right to prepay the consolidated debt, or any part thereof, provided however, that when the amount prepaid in any one year exceeds 20% of the original amount of the loan, then the party of the second part shall pay in addition to such balance, a sum equivalent to ninety days' interest on the amount prepaid over said 20%.

4.   PROMISE TO KEEP INSURANCE

     The party of the second part will keep the buildings on the premises insured against loss by fire for the benefit of the party of the first part; that he will assign and deliver the policies to the party of the first part; and that he will reimburse the party of the first part for any premiums paid for insurance made by the party of the first part on the default of the party of the second part in so insuring the buildings or in so assigning and delivering the policies. The party of the second part further agrees to keep the buildings insured against loss by fire and other hazards, casualties and contingencies, including extended coverage, for the benefit of the party of the first part, in such amounts and for such periods as the party of the first part may require, and the rights of the party of the first part on failure of the party of the second part to supply any such insurance shall be the same as provided in the Real Property Law in reference to fire insurance.

5.   PRESERVATION OF PROPERTY

     No buildings, fixtures or personal property covered by said mortgage shall be removed or demolished without the written consent of the party of the first part.

6.   DEFAULT

     The whole of said principal sum and interest shall become due at the option of the part of the first party, after default in the payment of any monthly installment of principal and interest and tax reserve for fifteen days, or after deault in the payment of any tax, water rate or assessment for fifteen days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the building against loss by fire or in reimbursing the party of the first part for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debts, as hereinafter provided.

7.   RECEIVER

     The holder of said mortgage in any action to foreclose it, shall be entitled to the appointment of a Receiver, without regard to the adequacy of any security for the debt, and without notice to the party of the second part herein or the then owner of the property.

8.   PAYMENT OF CHARGES

     The party of the second part will pay all taxes, water rates, assessments, insurance premiums and/or similar charges affecting the mortgaged premises, and in default thereof the party of the first part may, at its option, pay such taxes, assessments, insurance premiums and/or similar charges and all such payments or advances, if paid by the party of the first part, shall be added to and become a part of the unpaid balance of the indebtedness aforesaid as of the first day of the month in which such payments are made or advanced and shall be deemed to be secured in like manner.

9.   MORTGAGE DEBT

     The party of the second part within five days upon request in person or within ten days upon request by mail will furnish a written statement duly acknowledged of the amount due on said mortgage and whether any offsets or defenses exist against the mortgage debt.

10.  NOTICE

     Any notice, demand or request, herein provided for, may be made in writing, and may be served in person or by mail.

11.  TITLE

     The party of the second part warrants the title to the mortgaged premises.

12.  ASSIGNMENT OF RENTS

     In the event of a default in the payment of any monthly installment under said mortgage, or in the bond or note secured thereby, the party of the first part shall have the right to receive and collect any and all rents derived from said property and to apply such rents in the same manner as provided in said bond or note for the application of such monthly installments. And the party of the second part hereby assigns said rents to the party of the first part and designates the party of the first part, agent of the party of the second part, to effect the collection of rents hereby ratifying and affirming any and all acts of the party of the first part in undertaking to effect such collection.

13.  POSSESSION OF PROPERTY

     If the mortgaged premises shall be abandoned or vacated by the party of the second part or any successors in title, the party of the first part shall be entitled to enter upon and take possession of the same to protect and conserve its security.

14.  MAINTENANCE OF PROPERTY

     The party of the second part covenants to maintain the buildings on said premises in reasonably good repair and not to permit the same to substantially depreciate in value by reason of neglect or otherwise, and further covenants to comply with the requirements of any public authority within three months after an order making such requirements has been issued by any Muncipal, State, Federal and other public authority. The principal sum remaining unpaid shall become due at the option of the party of the first part on default in any of said covenants.

15.  TRUST FUND

     The party of the second part will receive the advances secured by said mortgage and will hold the right to receive such advances as a trust fund to be applied, first, [illegible] he purpose of paying the cost of improvement [illegible] nd that the party of the second part will [illegible] are amortized over 20 years, the entire unpaid principal balance [illigible] accrued interest, if any, shall be due and payable on May 1, 1998.

17.  MEMBERSHIP

     That upon any transfer of the title to the premises described herein, the successor in title of the party of the second part shall, by accepting such transfer immediately become a member of the party of the first party, MASPETH FEDERAL SAVINGS AND LOAN ASSOCATION, and be bound by the terms and provisions of its charters and by-laws. And should any such subsequent owner refuse on demand to subscribe to such charter and by-laws, the party of the first part may, at its option, immediately declare the full balance of the principal sum hereby secured, to be due in like manner, as hereinbefore provided, for default in the payment of the monthly installments.

18.  DEFENSE OF LIEN

     If any action or proceedings by commenced by any other person than the party of the first part, to which action or proceedings the party of the first part is made a party, or in which it becomes necessary to defend or uphold the lien of said mortgage, all sums paid by the party of the first part for the expenses of any such litigation to prosecute or defend the rights and lien created by said mortgage (including reasonable counsel fees) shall be paid by the party of the second part, together with interest thereon, at the maximum legal rate of interest, and such sum and interest shall be a lien on said premises, prior to any right, title or interest in or claim upon the premises attaching or accruing subsequent to the lien of said mortgage, and shall be added to the principal amount intended to be secured by said mortgage and the accompany bond.

19.  TRANSFER OF TITLE

     In the event of a transfer of title of the premises described herein from the part of the second party or any subsequent owner to any other party, the party of the first part or its assigns shall have the option to declare the entire unpaid principal sum and accrued unpaid interest, due, and payable.

20.  POSSESSION AND ASSIGNMENT OF RENTS

     In the event of any default, (in addition to any other rights and remedies) the party of the first part shall have the right forthwith on demand to enter upon and take possession of the mortgaged premises and to receive and collect any and all rents derived from said property and to apply the rents in the same manner as is herein provided for the application of monthly installments or carrying charges. If the party of the second part or any subsequent owner is occupying said premises or any part thereof, it is hereby agreed that a reasonable occupational rental for the premises so occupied shall be paid monthly in advance by the occupant to the party of the first part. And the party of the second part hereby consents to the entry and possession and hereby assigns said rents and rental to the party of the first part, and designates the party of the first part, agent of the party of the second part, to effect the collection of such rents and rental, hereby ratifying and affirming any and all acts of the party of the first part in making entry and taking possession and in undertaking to effect such collection.

21.  NO DEFENSES

     The party of the second part is now the owner of the premises upon which the aforesaid consolidated mortgage is a valid first lien for the principal sum of $1,075,000.00 with interest thereon payable as above set forth, and that there are no defenses or offsets to the aforesaid mortgages or to the bonds or notes which it secures.

22.  PARTIES

     If more than one party joins in the execution of this instrument, the covenants and agreements hereof shall be their joint and several obligations, and if any be of other than the masculine sex, the relative words herein shall be read as if written in the plural and/or in such other gender, accordingly, as the case may be.

23.  MEMBERSHIP

     The party of the second part hereby becomes a member of the party of the first part, and the party of the second part hereby agrees to abide by the terms and provisions of the charter and by-laws of the party of the first part, as they are now and as they may hereafter be revised, altered or amended.

24.  LATE CHARGES, HANDLING CHARGE AND RETURNED CHECKS

     The party of the second part further agrees that in the event that any monthly payment of interest, principal, taxes, assessments, insurance, water rates, or any of them, due to be paid to the party of the first part on the first day of any month, is not paid to it during the first fifteen days of each month, the party of the second part will, at the option of the party of the first part pay to it a "late charge" of Six (6)% of such overdue payment, to cover the extra expense involved in handling delinquent payments, and that such charge may be collected by the party of the first part out of any payment thereafter made or any moneys held in the mortgage escrow account. In addition to the payments herein provided, the party of the second part shall pay to the party of the first part annually the sum of $10.00 to defray part of the expense incidental to handling the payment of taxes covering the mortgaged premises including annual report of the tax status. In the event any of checks for payments of this mortgage are returned due to insufficient funds, the party of the first part shall have the right to impose a $5.00 charge to cover the cost of the additional bookkeeping and other work involved in processing the payment. This charge may be collected by the party of the first part out of any future payments or any moneys held in the mortgage escrow account.

25.  INCOME

     The party of the second part will furnish annually to the party of the first part within ten days after written demand, a statement in writing verified by the party of the second part or an officer of the party of the second part if requested, setting forth in detail all income received from the mortgaged premises as well as all expenses and expenditures in connection therewith, together with a certified rent roll showing all rents of the mortgaged premises as of the date of the statement, such instruments to be prepared in accordance with the usual accounting practices for real estate in the City of New York, and in such form as may be required by the party of the first part.

26.  DESCRIPTION

The premises affected by this agreement are described as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 56th Drive (Perry Avenue) with the easterly side of 58th Street (Betts Avenue);

RUNNING THENCE easterly along the northerly side of 56th Drive, 232 feet 6 inches;

THENCE northerly parallel with 58th Street 129 feet;

THENCE westerly parallel with 56th Drive and part of the distance through a party wall, 232 feet 6 inches to the easterly side of 58th Street;

THENCE southerly along the easterly side of 58th Street 129 feet to the corner at the point or place of BEGINNING.

SAID PREMISES being known as and by the street number 56-45 58th Street, Maspeth, New York.

The real property is not principally improved or to be improved by one or more structures containing in the aggregate more than six residential dwelling units, each dwelling unit having its own separate cooking facilities.

          The covenants, agreements and options herein contained shall bind and inure to the benefit of the distributees, executors, administrators, successors, and assigns of the parties hereto.

          IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto.

IN PRESENCE OF:                MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION

                           By  /s/ May Stickney
                               -------------------------------------
                               Assistant Vice President

                               PURO CORPORATION OF AMERICA

                           By  /s/ Robert Lee Bachrach, Pres.
                               -------------------------------------
                               President

STATE OF NEW YORK, COUNTY OF QUEENS,     ss.:

     On the _______________ day of ________________ 19__, before me personally came ________________________________________ to me known to be the individual
______________ described in and who executed the foregoing instrument, and acknowledged that ___________________ executed the same.



STATE OF NEW YORK, COUNTY OF QUEENS,     ss.:

     On the 24th day of May 1988, before me personally came MARY STICKNEY to me known, who, being by me duly sworn, did depose and say that she resides at No. 61-27 Maspeth Ave., Maspeth, NY; that she is the Asst. Vice President of MASPETH FEDERAL SAVINGS AND LOAN ASSOCIATION, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that she signed her name thereto by like order.



/s/[illigible]

                                 LEONARD MASONE
                        Notary Public, State of New York
                                  No. 2573615
                           Qualified in Nassau County
                      Commission Expires November 30, 1989



STATE OF NEW YORK, COUNTY OF QUEENS,     ss.:

     On the _______________ day of ________________ 19__, before me personally came ________________________________________ to me known to be the individual
______________ described in and who executed the foregoing instrument, and acknowledged that ___________________ executed the same.



STATE OF NEW YORK, COUNTY OF QUEENS,     ss.:

     On the 24th day of May 1988, before me personally came ROBERT LEE BACHRACH to me known, who, being by me duly sworn, did depose and say that he resides at No. 190 East 72nd Street, New York, NY that he is the President of PURO CORPORATION OF AMERICA, the corporation described in and which executed the foregoing instrument: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                             Record and return to:
                                Masone and White
                               69-34 Grand Avenue
                            Maspeth, New York 11378



                        Loan No. 10047
                        ================================
                            MASPETH FEDERAL SAVINGS

                                      AND

                                LOAN ASSOCIATION

                                      with

                          PURO CORPORATION OF AMERICA

                        ================================

                           BALLOON CONSOLIDATION AND
                              EXTENSION AGREEMENT

                        ================================
                        Dated May 24, 1988

                              The land affected by
                              the within instrument lies
                        Block 2664, Lot 1, Queens County Tax Map


                        ================================